                                                                                                          EXHIBIT 10

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
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                                                 MATERIAL CONTRACTS

The following documents of Navistar International Corporation are filed herewith.

                                                                                                  Form 10-Q Page

       10.35*  Board  of  Directors  resolution  approving  an  increase  in  the  additional           E-7
               retainer  paid  to the  audit  committee  members  and to  the  chairs  of the committees.

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*    Indicates a management contract or compensatory plan or arrangement  required to be filed as an exhibit to this report pursuant to Item 14(c).

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